UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 25, 2015

Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive
Lake Forest, Illinois 60045
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (224) 212-2000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

La Aurora de Heredia, Costa Rica Facility

The U.S. Food and Drug Administration (“FDA”) concluded an inspection of our device manufacturing facility in La Aurora de Heredia, Costa Rica on February 25, 2015.  No Form 483 observations were issued after that inspection.  The inspection occurred from February 23 through February 25, 2015.  As previously reported, the FDA lifted in January 2015 the import alert that had previously prohibited U.S. importation of infusion pump devices manufactured at our Costa Rica facility.

Visakhapatnam, India Facility

On February 25, 2015, Hospira Healthcare India Private Limited (“Hospira India”), a subsidiary of Hospira, Inc. (the “Company”), received a Form 483 from the FDA containing 14 observations relating to an inspection of Hospira India’s pharmaceutical manufacturing facility (the “Vizag facility”) nearing commercial operation in Visakhapatnam, India.  The inspection was conducted over the period from February 16 through February 25, 2015.

The Company intends to respond fully and in a timely manner to the observations contained in the Form 483.  There can be no assurance that the FDA will be satisfied with the Company’s response.  The Company must obtain the approval of the FDA in order to commercialize products produced at the Vizag facility.

Private Securities Litigation Reform Act of 1995 —
A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expected commercial operation at the Vizag facility.  The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond Hospira’s control, that may cause actual results to differ materially from those indicated in the forward-looking statements, for a number of reasons, including without limitation, additional actions by or requests from the FDA and unanticipated costs or delays associated with resolution of these matters.  Additional information concerning other factors is contained under the headings “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” in Hospira’s latest Annual Report on Form 10-K filed with the Securities and Exchange Commission, which are incorporated by reference.  Hospira undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

Date: February 27, 2015	/s/ Royce Bedward
	By:	Royce Bedward
	Its:	Senior Vice President, General Counsel and Secretary